UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2013

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-34902	38-3814230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2013, Heritage Financial Group, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders approved (1) the election of Mr. J. Keith Land, Douglas J. McGinley and J. Lee Stanley for three-year terms as directors; (2) the advisory (non-binding) resolution of our executive compensation as disclosed in the proxy statement; and (3) the ratification of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  A breakdown of the votes cast is set forth below.

1.	The election of directors.

	For	Withheld	Broker Non-votes

J. Keith Land	6,909,640	192,877	372,529
Douglas J. McGinley	6,831,307	271,210	372,529
J. Lee Stanley	5,342,465	1,760,052	372,529

2.	The advisory (non-binding) resolution to approve executive compensation

			Broker
For	Against	Abstain	Non-votes
5,509,961	1,339,166	253,390	372,529

3.	The ratification of the appointment of Mauldin & Jenkins, LLC as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2013.

For	Against	Abstain
7,452,451	21,399	1,196

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: May 24, 2013	By:	/s/T. Heath Fountain
T. Heath Fountain
Executive Vice President and
Chief Financial Officer